Exhibit 32.1
                                                                  ------------
                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                    (Subsections (a) and (b) of Section 1350
                   Chapter 63 of Title 18, United States Code)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of 1st Independence Financial Group, Inc. (the "Company"), hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 3, 2005          /s/ N. William White
                                --------------------------------
                                Name:     N. William White
                                Title:    President and Chief Executive Officer



                            /s/ R. Michael Wilbourn
                                --------------------------------
                                Name:     R. Michael Wilbourn
                                Title:    Executive Vice President
                                          and Chief Financial Officer